UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2020

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 E. Seneca Street, PO Box 460, Ithaca New York	14851
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)    On Tuesday, May 5, 2020 Tompkins Financial Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As a result of the ongoing COVID-19 pandemic and related restrictions on in-person gatherings, he meeting was conducted in a hybrid virtual meeting format. As of the close of business March 10, 2020, the record date for the meeting, 14,924,888 shares of the Company's common stock were issued and outstanding, of which 11,791,135 were represented at the Annual Meeting in person or by proxy, represent a quorum for the transaction of business at the Annual Meeting.

(b)    Shareholders voted on the following matters at the Annual Meeting:

(1)    Shareholders elected thirteen (13) director nominees for terms expiring at the 2021 Annual Meeting;

(2)    Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay” vote);

(3)    Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2020.

Set forth below are the shareholder voting results with respect to each matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2021 Annual Meeting.

Director	Number of Shares Voted For	Shares Withheld	Broker Non-Votes

John E. Alexander	9,466,631	163,320	2,161,184
Paul J. Battaglia	9,573,779	56,172	2,161,184
Daniel J. Fessenden	9,325,193	304,758	2,161,184
James W. Fulmer	9,473,689	156,262	2,161,184
Patricia A. Johnson	9,525,569	104,382	2,161,184
Frank C. Milewski	9,601,702	28,249	2,161,184
Ita M. Rahilly	9,603,439	26,512	2,161,184
Thomas R. Rochon	9,458,737	171,214	2,161,184
Stephen S. Romaine	9,538,935	91,016	2,161,184
Michael H. Spain	9,525,093	104,858	2,161,184
Jennifer R. Tegan	9,593,721	36,230	2,161,184
Alfred J. Weber	9,585,638	44,313	2,161,184
Craig Yunker	9,416,698	213,253	2,161,184

Proposal No. 2 – Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.

The compensation paid to the Company’s Named Executive Officers was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes

9,396,989	135,444	97,518	2,161,184

Proposal No. 3 – Ratification of the Appointment of KPMG LLP as Independent Auditors of the Company for 2020

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes

11,607,270	154,055	29,810	0

Item 8.01	Other Events

On May 11, 2020, the Company issued a press release announcing that Ita M. Rahilly had been elected to the Company’s Board of Directors at the Annual Meeting of Shareholders held on May 5, 2020. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Tompkins Financial Corporation dated May 11, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 11, 2020	/S/ Stephen S. Romaine
Stephen S. Romaine
President and CEO